UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2007

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

GSI Commerce, Inc. (the “Company”) previously reported in a current report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007 (the “July 3 Form 8-K”) that the Company had entered into: (i) the Purchase Agreement, dated June 27, 2007, attached hereto as Exhibit 10.1, and (ii) the Registration Rights Agreement, dated as of July 2, 2007, attached hereto as Exhibit 4.3, with the initial purchaser named therein in connection with the sale of up to $150.0 million principal amount of 2.50% Convertible Senior Notes due 2027 (the “Notes”), including the initial purchaser’s exercise of the over-allotment option to purchase up to $25.0 million principal amount of Notes, in a private placement under the Securities Act of 1933, as amended. The Notes are governed by the form of Note and the Indenture, dated as of July 2, 2007, between the Company and The Bank of New York, as trustee, attached hereto as Exhibits 4.1 and 4.2, respectively. As previously reported, the closing of the sale of $125.0 million principal amount of the Notes occurred on July 2, 2007. The closing of the sale of the $25.0 million principal amount of the Notes pursuant to the exercise of the over-allotment option occurred on July 5, 2007. See the July 3 Form 8-K for a summary of the terms of the foregoing transaction documents, which is incorporated herein by reference and is qualified in its entirety by the terms of such transaction documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 above and in Item 1.01 and 2.03 of the July 3 Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by Item 3.02 is contained in Item 1.01 above and in Items 1.01 and 3.02 of the July 3 Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On July 5, 2007, the Company issued a press release announcing the closing of its offering of the $25.0 million principal amount of the Notes. A copy of this press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
4.1	Form of 2.50% Convertible Senior Note due 2027.

4.2	Indenture dated as of July 2, 2007 between the Company and The Bank of New York, as trustee.

4.3	Registration Rights Agreement dated as of July 2, 2007 between the Company and the initial purchaser named therein.

10.1	Purchase Agreement dated June 27, 2007.

99.1	Press release dated July 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael R. Conn
Michael R. Conn Executive Vice President, Finance and Chief Financial Officer

Dated: July 5, 2007

EXHIBIT INDEX

Exhibit No.	Document Description
4.1	Form of 2.50% Convertible Senior Note due 2027.

4.2	Indenture dated as of July 2, 2007 between the Company and The Bank of New York, as trustee.

4.3	Registration Rights Agreement dated as of July 2, 2007 between the Company and the initial purchaser named therein.

10.1	Purchase Agreement dated June 27, 2007.

99.1	Press release dated July 5, 2007.